Principal Variable Contracts Funds, Inc.
Supplement dated July 12, 2019
to the Prospectus dated May 1, 2019
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR CORE PLUS BOND ACCOUNT
Under Principal Investment Strategies, delete the first paragraph and replace with the following:
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other debt securities at the time of purchase. Such investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations); asset-backed securities or mortgage-backed securities (securitized products); corporate bonds; and foreign securities, including emerging market securities. The Account invests in investment-grade securities, and with respect to up to 25% of its assets, in below investment grade securities (sometimes called “high yield” or "junk") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the security has been rated by only one of those agencies, that rating will determine whether the security is below investment grade; if the security has not been rated by either of those agencies, those selecting such investments will determine whether the security is of a quality comparable to those rated below investment grade. If securities are rated differently by the rating agencies, the highest rating is used). The Account is not managed to a particular maturity. Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, which as of December 31, 2018 was 5.87 years. The Account actively trades portfolio securities.
Under Principal Risks, add the following to the alphabetical list of risks:
Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the column of the Strategy and Risk Table for Core Plus Bond, delete the row for Emerging Markets and replace with the following:

INVESTMENT STRATEGIES AND RISKS	CORE PLUS BOND
Emerging Markets	Principal